UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2007

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o RAIT Partnership, L.P., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 861-7900

RAIT Investment Trust

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

RAIT Financial Trust (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). During the quarter ended December 31, 2006, the Company identified a property as held for sale and sold the property and in compliance with SFAS 144 should report revenue and expenses associated with this property as discontinued operations for each period presented in its 2005 historical annual and 2006 quarterly reports (including the comparable prior periods). Under SEC requirements, these reclassifications as discontinued operations required by SFAS 144 following the identification of a property as held for sale or sold is required for previously issued annual and quarterly financial statements for each of the three years shown in the Company’s last annual report on Form 10-K and for the interim periods presented in its quarterly reports on Form 10-Q during 2006, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Company’s reported net income.

This Report on Form 8-K updates Items 6, 7, 7A, and 8 of the Company’s 2005 Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 filed in a Current Report on Form 8-K dated July 17, 2006 and the Quarterly Reports on Forms 10-Q for the quarters ended June 30, 2006 and September 30, 2006, filed on August 9, 2006 and November 9, 2006, respectively, to reflect the property sold during the quarter ended December 31, 2006 as discontinued operations. No attempt has been made to update matters in the Annual Report on Form 10-K or Quarterly Reports referred to above, except to the extent expressly provided above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
15.1	Awareness Letter from Independent Registered Public Accounting Firm (Grant Thornton LLP).

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	2005 Annual Report Item 6 — Selected Financial Data.

99.2	2005 Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	2005 Annual Report Item 7A — Quantitative and Qualitative Disclosures About Market Risk.

99.4	2005 Annual Report Item 8 — Financial Statements and Supplementary Data.

99.5	First Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.6	First Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.7	Second Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.8	Second Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.9	Third Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.10	Third Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: January 3, 2007	By:	/s/ Ellen J. DiStefano
	Name:	Ellen J. DiStefano
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
15.1	Awareness Letter from Independent Registered Public Accounting Firm (Grant Thornton LLP).

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	2005 Annual Report Item 6 — Selected Financial Data.

99.2	2005 Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	2005 Annual Report Item 7A — Quantitative and Qualitative Disclosures About Market Risk.

99.4	2005 Annual Report Item 8 — Financial Statements and Supplementary Data.

99.5	First Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.6	First Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.7	Second Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.8	Second Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

99.9	Third Quarter 2006 Quarterly Report Item 1 — Financial Statements.

99.10	Third Quarter 2006 Quarterly Report Item 2 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations.